UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 3, 2009

ALPHA SECURITY GROUP CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33354	03-0561397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

328 West 77th Street, New York, New York	10024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 877-1588

_______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

THIS CURRENT REPORT ON FORM 8-K DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES FOR SALE. IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION WITH SOYA CHINA PTE. LTD., ALPHA SECURITY GROUP CORPORATION (THE “COMPANY”) HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE COMPANY IS NOT NOW REQUESTING ANY PROXY.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION AT ITS WEBSITE, WWW.SEC.GOV.  THE PROXY STATEMENT AND SUCH OTHER DOCUMENTS MAY ALSO BE OBTAINED FOR FREE FROM THE COMPANY BY DIRECTING SUCH REQUEST TO: ALPHA SECURITY GROUP CORPORATION, 328 WEST 77TH STREET, NEW YORK, NY 10024 ATTN: STEVEN M. WASSERMAN. THE PROXY STATEMENT, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICERS, WHO ARE IDENTIFIED IN THE COMPANY’S DEFINITIVE PROXY STATEMENT RELATING TO THE PROPOSED BUSINESS COMBINATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED TRANSACTION.  INFORMATION CONCERNING THE IDENTITY OF THE COMPANY’S PARTICIPANTS AND POTENTIAL PARTICIPANTS, AND THEIR DIRECT AND INDIRECT INTERESTS, BY SECURITIES HOLDINGS OR OTHERWISE, IS OR WILL BE CONTAINED IN THE PROXY STATEMENT/PROSPECTUS RELATING TO THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE.

Item 8.01                      Other Events

Commencing on February 3, 2009, Alpha Security Group Corporation (the “Company”) intends to use the materials attached hereto as Exhibit 99.1, which is incorporated by reference, in connection with its proposed business combination with Soya China Pte. Ltd., as previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2009.  The information furnished in this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description
	99.1	Materials dated February 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 3, 2009

ALPHA SECURITY GROUP CORPORATION

By:	/s/ Steven M. Wasserman
Name: Steven M. Wasserman
Title: Chief Executive Officer, Chief Financial Officer, President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Materials dated February 3, 2009